UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2005

Commission File Number 333-26999

ANVIL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3801705
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

228 East 45th Street
New York, New York	10017
(address of principal	(Zip Code)
executive office)

Registrant’s telephone number	(212) 476-0300
(including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure.

Anvil Holdings, Inc. (the “Company”) is furnishing the following information as required under Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure” of Form 8-K.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On May 16, 2005, the Company is issuing a “Release” announcing certain preliminary first fiscal quarter financial information for the period ended April 30, 2005 and revised “financial guidance” for fiscal year 2005.  A copy of the Release is furnished as Exhibit 99.2 of this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

99.2 Release dated May 16, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

ANVIL HOLDINGS, INC.
(Registrant)

/s/ Jacob Hollander
Vice President and Secretary

Dated: May 16, 2005